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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2008


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                      0-28032                 52-1951797
----------------------------        -----------           -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)



            1301 Merritt Boulevard, Dundalk, Maryland           21222
            ------------------------------------------------------------
            (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition
                ---------------------------------------------

         On July 25, 2008, Patapsco Bancorp, Inc. (the "Company") announced its unaudited financial results for the three and twelve months ended June 30, 2008. For more information, reference is made to the Company's press release dated July 25, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in
                ------------------------------------------------------------
                Fiscal Year.
                -----------

         Effective July 23, 2008, the Company amended Article II, Section 2 of its Bylaws to provide that the Company shall hold its annual meeting of stockholders in the month of November instead of December. A copy of the Company's Amended Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

        (d)     Exhibits

                Number               Description
                ------               -----------

                3.1                  Amended Bylaws of Patapsco Bancorp, Inc.

                99.1                 Press Release dated July 25, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PATAPSCO BANCORP, INC.



Date: July 25, 2008                   By: /s/ Michael J. Dee
                                          -------------------------------------
                                          Michael J. Dee
                                          President and Chief Executive Officer